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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)              February 15, 2006
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                            FOOTHILLS RESOURCES, INC.
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             (Exact name of Registrant as specified in its charter)



Nevada                 001-31546                         98-0339560
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(State or other  (Commission File number)      (IRS Employer Identification No.)
jurisdiction
of incorporation
or organization)


      Canadiana Lodge, Wellfield Close, Coad's Green, Launceston, Cornwall,
                               England, PL15 7LR
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               (Address of principal executive offices) (Zip Code)

                               011.441.566.782.199
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              (Registrant's Telephone Number, Including Area Code)


               ---------------------------------------------------
                  (Former Address If Changed since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01.        Other Events.

         As of February 15, 2006, Foothills Resources, Inc. (the "Registrant") entered into a Term Sheet (the "Term Sheet") with Brasada Resources, LLC ("Brasada"). Brasada is engaged in oil and gas exploration and development. As contemplated by the Term Sheet, on or before May 31, 2006 a newly-formed, wholly-owned subsidiary of the Registrant will merge with and into the corporate successor in interest to Brasada (the "Merger"), as a result of which Registrant will acquire all of the issued and outstanding capital stock of Brasada and Brasada will become a wholly-owned subsidiary of the Registrant.

         As a condition to the closing of the Merger, the Registrant will have closed a private placement offering (a "PPO"), to be conducted pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act, whereby the Registrant will offer and sell up to 8,750,000 units ("Units") of the Registrant's securities at a price of $0.80 per Unit, or an aggregate offering price of $7,000,000. Each Unit will consist of one share of common stock, par value $0.001 per share ("Common Stock") and one Common Stock purchase warrant ("Warrant"). Each Warrant will be exercisable for five years and will entitle its holder to purchase one share of Common Stock at $1.25 for every four Units purchased in the PPO.

         In addition, the Registrant will offer and sell up to $2,500,000 principal amount of its debentures ("Foothills Debentures") to a limited number of accredited investors pursuant to Regulation D. The Foothills Debentures will be unsecured, will bear interest at the rate of 9% per annum, which interest shall begin to accrue commencing 120 days from issuance, and will be for a term of three years. The Foothills Debentures will be payable in consecutive monthly installments of principal and interest, commencing 120 days from the date of their issuance. The Foothills Debentures will become convertible and will automatically convert, as to their outstanding principal amount, into Units upon the simultaneous closing of the Merger and the PPO (and the principal amount of the Foothills Debentures so converted shall be a part of the $7,000,000 proceeds of the PPO). In addition, the Foothills Debentures will become convertible, at the option of the holder, 70 days after the earlier of (i) termination of the exclusivity period provided for in the Term Sheet, if the Merger has not closed by such date, or (ii) the date of termination or abandonment of the Merger prior to the end of the exclusivity period. The Foothills Debentures will convert into Units at a conversion price of $0.80 per Unit, equal to the price per Unit in the PPO.

         Pending the closing of the Merger, the Registrant will use the $2,500,000 derived from its issuance of the Foothills Debentures to provide bridge financing ("Bridge Financing") to Brasada to enable Brasada to meet its working capital requirements. The Bridge Financing will be evidenced by a Bridge Note ("Bridge Note") and related documents. The Bridge Note will be for a term of 120 days from the closing of the Bridge Financing (the "Due Date"), and will

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bear  interest at the rate of nine  percent  per annum.  The Bridge Note will be secured by a perfected security interest and first lien on all of the assets of Brasada and all of its subsidiaries, as well as by the deposit into escrow of
(i) shares representing the entire equity interest of each of Brasada's subsidiaries and (ii) such number of shares as shall equal 51% of the issued and outstanding capital stock of Brasada. The security for the Bridge Loan will be released upon the repayment in full of the Bridge Note. Closing of the Merger will be deemed to constitute such repayment in full.

                  Brasada will begin making consecutive monthly interest only payments on the Bridge Note of accrued interest commencing 30 days from the closing of the Bridge Financing through the Due Date, at which time Brasada will be required to repay the unpaid principal amount of the Bridge Note, together with accrued and unpaid interest.

         The Term Sheet contemplates that, in connection with the Merger, the holders of Brasada common stock will receive 18,000,000 shares of Common Stock of Registrant, representing approximately 45% of the Registrant's issued and outstanding shares after giving effect to the Merger.

         Following the Merger investors in the PPO will own 8,750,000 shares of Common Stock of the Registrant, representing approximately 21.9% of the Registrant's issued and outstanding shares after giving effect to the Merger, assuming conversion in full of the PPO Notes at the closing of the Merger.

         In connection with the Merger, the shareholders of Registrant immediately prior to the effective time (the "Effective Time") of the Merger will retain 13,250,000 shares of Common Stock of Registrant, representing approximately 33.1% of the Registrant's issued and outstanding shares after giving effect to the Merger.

         After giving effect to the Merger, Registrant will have 44,687,500 shares of Common Stock issued and outstanding on a fully-diluted basis.

         It is contemplated that the transactions contemplated by the Merger Agreement and the PPO will be effected on or before May 31, 2006.

         The Term Sheet contemplates that, within 120 days after the Effective Time, the Registrant will file a registration statement with the Securities and Exchange Commission to register for resale under the Securities Act the shares of Common Stock issued in the PPO, including the shares issuable upon exercise of the Warrants.

         The closing of the merger is subject to a number of conditions including, among other things, the negotiation and preparation of a definitive Merger Agreement, and the Registrant satisfactorily completing its due diligence investigation of Brasada. Accordingly, there can be no assurances that the Merger will be consummated.

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  FOOTHILLS RESOURCES, INC.


Date: February 16, 2006           By:      /s/ J. Earl Terris
                                  ---------------------------
                                  J. Earl Terris
                                  Chairman of the Board of Directors,
                                  Chief Executive Officer and President